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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: May 25, 2000



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



       California                     File No. 0-19231           68-016636
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer)
  Incorporated or organization)                              Identification No.)



   111 Santa Rosa Avenue, Santa Rosa, California                95404-4905
      (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press releases on the following articles:

1.   Redwood Empire Bancorp announces quarterly dividend increase to 15 cents.

2. Completion of Redwood's 5% share repurchase announced on November 22, 1999 and authorization for the repurchase of an additional 10% of the Company's total shares outstanding or 316,000 shares.

3.   Announcement of changes in Holding Company and Subsidiary Chairmanships.






                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             5-25-00
Date:  ___________________            REDWOOD EMPIRE BANCORP
                                           (Registrant)


                                      /s/ James E. Beckwith
                                 By:
                                      James E. Beckwith
                                      Executive Vice President and
                                      Chief Operating Officer
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                                      FOR:           REDWOOD EMPIRE BANCORP


                                      APPROVED BY:   James E. Beckwith
                                                     Chief Operating Officer
                                                     (707) 522-5215


For Immediate Release



                 REDWOOD EMPIRE BANCORP ANNOUNCES A 50% INCREASE
                   OF ITS QUARTERLY DIVIDEND TO $.15 PER SHARE


SANTA ROSA, Calif. (May 17, 2000) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that its Board of Directors has declared a quarterly cash dividend of fifteen cents per share on the Company's Common Stock. This dividend declaration represents an increase dividend of 50%. The dividend is payable on July 17, 2000 to shareholders of record on June 30, 2000.

     Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

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                                      FOR:           REDWOOD EMPIRE BANCORP

                                      APPROVED BY:   James Beckwith
                                                     Chief Operating Officer
                                                     (707) 522-5215

For Immediate Release


     REDWOOD EMPIRE BANCORP ANNOUNCES COMPLETION OF ITS 5% SHARE REPURCHASE
            AND AUTHORIZATION OF AN ADDITIONAL 10% SHARE REPURCHASE


SANTA ROSA, Calif. (May 17, 2000) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that it has completed its 5% share repurchase announced on November 22, 1999. Under this repurchase, the Company bought a total of 150,000 shares at an average price of $18.38 per share. In addition, the Board of Directors has authorized the repurchase of an additional 10% of the Company's total shares outstanding or 316,000 shares. Under the repurchase program, the Company plans to purchase shares from time to time on the open market or through privately negotiated transactions.

     "We believe that shares of Redwood Empire currently represent a compelling value, and that this repurchase program provides the opportunity to enhance returns on capital and increased earnings per share over the long-term," said James Beckwith, Chief Operating Officer of Redwood Empire Bancorp.

     Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

     The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.


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                                      FOR:           REDWOOD EMPIRE BANCORP


                                      APPROVED BY:   James E. Beckwith
                                                     Chief Operating Officer
                                                     (707) 522-5215

For Immediate Release



                  REDWOOD EMPIRE BANCORP CHAIRMAN ANNOUNCEMENTS


SANTA ROSA, Calif. (May 17, 2000) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that Tom D. Whitaker has retired from the Board of Directors of the Redwood Empire Bancorp and National Bank of the Redwoods. The Board of Directors appointed Patrick W. Kilkenny to fill the Chairman position at National Bank of the Redwoods. Mr. Kilkenny has been with the Bank since 1985 and is the founding President and CEO. Gregory J. Smith was appointed Chairman of Redwood Empire Bancorp. Mr. Smith serves as Managing Principal of Larson Allen Financial, LLC, an investment banking firm and licensed broker/dealer located in Minneapolis, Minnesota. Mr. Smith has 25 years of experience in all areas of investment banking as well as various management positions, and was appointed as Director to Redwood in December 1999. Mr. Smith has held several positions as Chairman in various community banking companies throughout the United States.

     Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

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